Receivable for issuance of ordinary shares	12 Months Ended
Mar. 31, 2022
Equity [Abstract]
Receivable for issuance of ordinary shares
23.	Receivable for issuance of ordinary shares
The Company issued Series C+ Preferred Shares, Series D-1 Preferred Shares and Series D-2 Preferred Shares to be settled by the investors after Guangcheng repaid the Loan from CMB (Details refer to Note 20) and Loan from Chong Li (Details refer to Note 22(b)) to the investors. The Company recorded a receivable for issuance of preferred shares in the amount of RMB303 million and RMB95 million in mezzanine equity for the consideration of the Series C+ Preferred Shares, Series D-1 Preferred Shares and Series D-2 Preferred Shares not yet received from the investors. After the completion of the IPO in October 2020, the Series C+ Preferred Shares, the Series D-1 Preferred Shares and the Series D-2 Preferred Shares were automatically converted into Class A ordinary shares. The Company accounted for the consideration of such-converted ordinary shares as receivable for issuance of ordinary shares under shareholders’ equity.
During the years ended March 31, 2021 and 2022, the Company received nil and RMB262.9 million from the receivable for issuance of ordinary shares. For the years ended March 31, 2021 and 2022, the Company recorded interest income of RMB15.4 million and RMB14.2 million, respectively. As of March 31, 2021 and 2022, the balances of receivable for issuance of ordinary shares were RMB413.4 million and RMB164.7 million, respectively.